Exhibit 99.1

FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT

THIS FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT (the "Amendment") is entered into as of June 20, 2005 by and among, on the one hand, BANK OF AMERICA, N.A., a national banking association, as agent (in such capacity and together with its successors and assigns in such capacity, the "Agent") for the benefit of itself and the other Lenders from time to time party to the Loan Agreement (as herein defined) and the Lenders party to the Loan Agreement, and, on the other hand, WILD OATS MARKETS, INC., a Delaware corporation, as Borrower ("Borrower"), WILD OATS FINANCIAL, INC., a Nevada corporation, as a Guarantor ("WOFI"), WILD MARKS, INC., a Nevada corporation, as a Guarantor ("Wild Marks"), SPARKY, INC., a Nevada corporation, as a Guarantor ("Sparky"), and WILD OATS OF TEXAS, INC., a Texas corporation, as a Guarantor ("WOTI"; WOTI, WOFI, Wild Marks and Sparky, each a "Guarantor", and, collectively, the "Guarantors").

A. WHEREAS, Agent, Lenders and Borrower are parties to that certain Loan and Security Agreement dated as of March 31, 2005 (as heretofore and hereafter amended, supplemented, modified and/or amended and restated from time to time, the "Loan Agreement"), pursuant to which the Lenders made Revolving Credit Loans and extended other financial accommodations to the Borrower;

B. WHEREAS, the Borrower has requested that Agent and Lenders agree that certain terms of the Loan Agreement shall be modified as provided herein;

NOW, THEREFORE, in consideration of the terms and conditions, premises and the other mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Accuracy of Recitals; Definitions. The Borrower, Guarantors, the Agent and the Lenders acknowledge and agree that the foregoing recitals are accurate and complete and are incorporated herein by reference. All capitalized terms used but not otherwise defined herein shall have the meanings given such terms in the Loan Agreement.

SECTION 2. Amendments to Loan Agreement. The Borrower, the Agent and the Lenders agree that the Loan Agreement shall be amended as follows:

(a) Amendment to Section 5.4 (Borrowing Base Certificate). Section 5.4 (Borrowing Base Certificate) is hereby deleted in its entirety and replaced with the following in lieu thereof:

"5.4 BORROWING BASE CERTIFICATE. The Borrower shall provide the Agent by 5:00 p.m., on the tenth (10th) calendar day after the end of each fiscal month (or if such day is not a Business Day, then on the next Business Day) with a Borrowing Base Certificate, except for the fiscal months ended December, March, June and September when the Borrower shall provide the Agent with a Borrowing Base Certificate by 5:00 p.m., on the fifteenth (15th) calendar day after the end of each such fiscal month (or if such day is not a Business Day, then on the next Business Day); provided, however, that the Borrower shall provide to Agent by 11:30 a.m., weekly, on the first Tuesday of each week (or more frequently as required by Agent in its discretion), with a Borrowing Base Certificate, upon the occurrence and during the continuance of: (i) an Event of Default, or (ii) Excess Availability, at any time, being less than the result (expressed in Dollars) of the Borrowing Base multiplied by Twenty (20%) Percent. Such Certificate may be sent to the Agent by facsimile or email (with electronic signature) transmission."

(b) Amendment to Section 5.6 (Monthly Reports). Section 5.6 (Monthly Reports) is hereby amended to delete the phrase "within Fifteen (15) days after the end of the previous month" as it appears therein and to replace it with the following phrase in lieu thereof:

"on or before the date that is fifteen (15) calendar days after the end of each fiscal month, except for the fiscal months ended December, March, June and September when such copies shall be due on or before the date that is twenty (20) days after the end of the each such fiscal month".

SECTION 3. Effective Date. This Amendment shall be deemed to be effective upon the receipt by Agent of a copy of this Amendment duly signed by Borrower and each Guarantor (the "Effective Date").

SECTION 4. Loan Agreement in Full Force and Effect as Amended. Except as specifically amended hereby, the Loan Agreement and other Loan Documents shall remain in full force and effect and hereby are ratified and confirmed as so amended. This Amendment shall not constitute a novation, satisfaction and accord, cure, release and/or satisfaction of the Loan Agreement and/or other Loan Documents, but shall constitute an amendment thereof. The parties hereto agree to be bound by the terms and conditions of the Loan Agreement and Loan Documents as amended by this Amendment, as though such terms and conditions were set forth herein and therein in full. Each reference in the Loan Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of similar import shall mean and be a reference to the Loan Agreement as amended by this Amendment, and each reference herein or in any other Loan Document or any other document or instrument to the Loan Agreement shall mean and be a reference to the Loan Agreement as amended and modified by this Amendment. Each reference in the Loan Agreement and/or other Loan Documents or any other document or instrument to any Loan Documents or words of similar import shall mean and be a reference to the Loan Documents as amended hereby.

SECTION 5. Representations.

Borrower and each Guarantor hereby represents and warrants to Agent and Lenders as follows as of the date hereof and as of the Effective Date: (i) it is duly incorporated, validly existing and in good standing under the laws of its jurisdiction of organization; (ii) the execution, delivery and performance by it of this Amendment to which it is a party are within its powers, have been duly authorized, and do not, and will not, contravene (A) its articles of incorporation or other organizational documents, (B) any applicable law, or (C) any provision of any Requirement of Law or obligation of the Borrower except to the extent any such contravention would not reasonably be expected to have a Material Adverse Effect; (iii) this Amendment has been duly executed and delivered by it; (iv) this Amendment constitutes its legal, valid and binding obligations enforceable against it in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability; (v) it is in compliance with all covenants and agreements in the Loan Documents and it is not in default under the Loan Agreement or any other Loan Document and no Default or Event of Default exists, has occurred and is continuing or would result by the execution, delivery or performance of this Amendment, and (vi) the representations and warranties contained in the Loan Documents are true and correct in all material respects as of the date hereof and as of the Effective Date as if made on the date hereof, except for such representations and warranties limited by their terms to a specific date.

SECTION 6. Miscellaneous.

(a)  The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, be deemed to be an amendment or modification of, or operate as a waiver of, any provision of the Loan Agreement or any other Loan Document or any right, power or remedy of Agent, nor constitute a waiver of any provision of the Loan Agreement or any other Loan Document, or any other document, instrument and/or agreement executed or delivered in connection therewith or of any Default or Event of Default under any of the foregoing, in each case whether arising before or after the date hereof or as a result of performance hereunder or thereunder. This Amendment shall not preclude the future exercise of any right, remedy, power or privilege available to Agent whether under the Loan Agreement, other Loan Documents, at law or otherwise.

(b)  This Amendment may be executed in any number of counterparts (including by facsimile), and by the different parties hereto or thereto on the same or separate counterparts, each of which shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement. Each party agrees that it will be bound by its own facsimile signature and that it accepts the facsimile signature of each other party. Borrower and each Guarantor shall provide original signed copies of this Amendment. The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof or thereof. Whenever the context and construction so require, all words herein in the singular number herein shall be deemed to have been used in the plural, and vice versa, and the masculine gender shall include the feminine and neuter and the neuter shall include the masculine and feminine.

(c)  This Amendment may not be changed, amended, restated, waived, supplemented, discharged, canceled, terminated or otherwise modified orally or by any course of dealing or in any manner other than as provided in the Loan Agreement or the applicable Loan Document. This Amendment shall be considered part of the Loan Agreement and shall be a Loan Document for all purposes under the Loan Agreement and other Loan Documents.

(d)  This Amendment, the Loan Agreement, and the other Loan Documents constitute the final, entire agreement and understanding between the parties with respect to the subject matter hereof and thereof and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements between the parties, and shall be binding upon and inure to the benefit of the successors and assigns of the parties hereto and thereto. There are no unwritten oral agreements between the parties with respect to the subject matter hereof and thereof. If any provision of this Amendment is adjudicated to be invalid under applicable laws or regulations, such provision shall be inapplicable to the extent of such invalidity without affecting the validity or enforceability of the remainder of this Amendment which shall be given effect so far as possible.

(e)  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE CHOICE OF LAW PROVISIONS SET FORTH IN THE LOAN AGREEMENT AND SHALL BE SUBJECT TO THE WAIVER OF JURY TRIAL AND NOTICE PROVISIONS OF THE LOAN AGREEMENT.

(f)  Neither Borrower nor any Guarantor may assign, delegate or transfer this Amendment or any of its rights or obligations hereunder or thereunder and any delegation, transfer or assignment in violation hereof shall be null and void. No rights are intended to be created under this Amendment for the benefit of any third party donee, creditor or incidental beneficiary of Borrower, any Guarantor or any other Person other than Agent and each Lender. Nothing contained in this Amendment shall be construed as a delegation to Agent of Borrower’s or any Guarantor’s duties of performance, including, without limitation, any duties under any account or contract in which Agent has a security interest or lien. This Amendment shall be binding upon Borrower, Guarantors and Agent and Lenders and their respective successors and permitted assigns. Agent’s and Lenders’ ability to assign, sell or transfer all of any part of this Amendment and shall be governed by the Loan Agreement.

(g)  Borrower hereby (i) reaffirms its obligations under the Loan Agreement and each of the other Loan Documents to which it is a party, and (ii) agrees that each of such Loan Documents remain in full force and effect and are hereby ratified and confirmed. All representations and warranties made in this Amendment and shall survive the execution and delivery of this Amendment and no investigation by Agent shall affect such representations or warranties or the right of Agent to rely upon them.

(h)  Each Guarantor, for value received, hereby assents to the Borrower’s execution and delivery of this Amendment, and the performance by Borrower of its respective agreements and obligations hereunder. This Amendment and the performance or consummation of any transaction that may be contemplated under this Amendment, shall not constitute a novation, satisfaction and accord, cure and/or release of the Guarantee dated April 15, 2005 made by the Guarantors in favor of the Agent (the "Guarantee"), and shall not limit, restrict, extinguish or otherwise impair any of the Guaranteed Obligations (as such term is defined under and pursuant to the Guarantee) or any of the Guarantors’ liabilities and obligations to Agent and Lenders under the Guarantee.

(i)  Borrower and each Guarantor shall execute and deliver such other documents, certificates and/or instruments and take such other actions as Agent may reasonably request in order more effectively to consummate the transactions contemplated hereby.

(j) BORROWER AND EACH GUARANTOR ACKNOWLEDGES AND AGREES THAT AS OF THE DATE HEREOF: (A) IT HAS NO CLAIMS, COUNTERCLAIMS, OFFSETS, CREDITS OR DEFENSES TO THE LOAN DOCUMENTS AND THE PERFORMANCE AND PAYMENT OF ITS LIABILITIES OR GUARANTEED OBLIGATIONS THEREUNDER, AS THE CASE MAY BE, OR (B) IF IT HAS ANY SUCH CLAIMS, COUNTERCLAIMS, OFFSETS, CREDITS OR DEFENSES TO THE LOAN DOCUMENTS AND/OR ANY TRANSACTION RELATED TO THE LOAN DOCUMENTS AND/OR THE LIABILITIES, THE SAME ARE HEREBY WAIVED, RELINQUISHED AND RELEASED IN CONSIDERATION OF AGENT’S AND LENDERS’ EXECUTION AND DELIVERY OF THIS AMENDMENT.

[SIGNATURES APPEAR ON FOLLOWING PAGE]

SIGNATURE PAGE TO FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT

IN WITNESS WHEREOF, the parties have caused this First Amendment To Loan and Security Agreement to be executed by their respective officers thereunto duly authorized, as of the date first written above to be effective on and as of the Effective Date.

BORROWER:	WILD OATS MARKETS, INC. By: /s/ Freya Brier Name: Freya Brier Title: Senior Vice President

GUARANTORS:	WILD OATS FINANCIAL, INC.

By: /s/ G. Melody Pickett Name: G. Melody Pickett Title: President

WILD MARKS, INC.

By: /s/ G. Melody Pickett Name: G. Melody Pickett Title: President

SPARKY, INC.

By: /s/ Karen Novotny Name: Karen Novotny Title: President

WILD OATS OF TEXAS, INC.

By: /s/ Robert Morton Name: Robert Morton Title: President

AGENT AND LENDER:	BANK OF AMERICA, N.A.

By: /s/ Stephen J. Garvin Name: Stephen J. Garvin Title: Managing Director Title: Managing Director